Exhibit 10.1

                                                                  EXECUTION COPY

                     FIRST AMENDMENT TO THE CREDIT AGREEMENT

                                                         Dated as of May 7, 2004

           FIRST AMENDMENT TO THE CREDIT AGREEMENT (this "AMENDMENT") among BUILDING MATERIALS CORPORATION OF AMERICA, a Delaware corporation (the "COMPANY"), each other grantor party to the Security Agreement referred to below (the "GRANTORS"), the undersigned banks, financial institutions and other institutional lenders party hereto (collectively, the "LENDERS" and each a "Lender"), and CITICORP USA, INC., as administrative agent for the Lenders (the "ADMINISTRATIVE AGENT").

           PRELIMINARY STATEMENTS:

           (1) Reference is made to the Credit Agreement, dated as of July 9, 2003 (as amended, supplemented or otherwise modified through the date hereof, the "CREDIT AGREEMENT"), among the Company, the lenders from time to time party thereto, the Administrative Agent and Citigroup Global Markets Inc., as lead arranger. Terms defined in the Credit Agreement and not otherwise defined herein are used in this Amendment as defined in the Credit Agreement.

           (2) The Company has requested that the Lenders agree to amend the Credit Agreement to change the interest rate and the commitment fee applicable to the Facilities.

           (3) The Lenders are, on the terms and conditions stated below, willing to grant the request of the Company, and the Company and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

           SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:

           (a) Section 1.01 of the Credit Agreement is amended by:

                    (i) Replacing the defined term "Applicable Margin" in its
               entirety with the following:

               "`Applicable Margin' means (a) as of any date during the period ending on August 31, 2004, 0.25% per annum for Base Rate Advances and 2.00% per annum for Eurodollar Rate Advances, and (b) as of any date thereafter, a percentage per annum determined on the most recent Interest Reference Date by reference to the average Liquidity during the three-month period ending immediately prior to such Interest Reference Date (calculated by reference to the Liquidity on the last Business Day of each week during such three-month period), as set forth below:

=======================================================================  ====================  ==========================
                       AVERAGE LIQUIDITY                                  BASE RATE ADVANCES    EURODOLLAR RATE ADVANCES
=======================================================================  ====================  ==========================
Level I
-------
(less than or equal to) $75,000,000                                             0.75%                    2.50%
-----------------------------------------------------------------------  --------------------  --------------------------
Level II
--------
(greater than) $75,000,000 and (less than or equal to) $125,000,000             0.50%                    2.25%
-----------------------------------------------------------------------  --------------------  --------------------------
Level III
---------
(greater than) $125,000,000 and (less than or equal to) $250,000,000            0.25%                    2.00%
-----------------------------------------------------------------------  --------------------  --------------------------
Level IV
--------
(greater than) $250,000,000 and (less than or equal to) $300,000,000            0.0%                     1.75%
-----------------------------------------------------------------------  --------------------  --------------------------
Level V
-------
(greater than) $300,000,000                                                     0.0%                     1.50%
=======================================================================  ====================  ==========================

     , provided, that if the Borrower has not submitted to the Administrative Agent a Liquidity Certificate within ten Business Days following any Interest Reference Date occurring after August 31, 2004, the Applicable Margin shall be at Level I for the three-month period beginning on such Interest Reference Date, provided, further, that, if the Borrower submits to the Administrative Agent a Liquidity Certificate on any Business Day subsequent to the tenth Business Day following any Interest Reference Date, the Applicable Margin in effect for the remainder of such three-month period shall, effective the Business Day of receipt of such Liquidity Certificate, be at the Level indicated by the average Liquidity demonstrated on such Liquidity Certificate."

                    (ii) Inserting the following defined term in the appropriate alphabetical order:

               "`Applicable Percentage' means (a) as of any date during the period ending on August 31, 2004, 0.50%, and (b) as of any date thereafter, (i) 0.50% if, as of the most recent Interest Reference Date, the average Usage during the three-month period ending immediately prior to such Interest Reference Date is less than 50% of the aggregate amount of the average Revolving Credit Commitments during such three-month period, and (ii) otherwise, 0.375%."

               "`Interest Reference Date' means each September 1, December 1, March 1 and June 1 of each calendar year."

               "`Liquidity Certificate' means a certificate of the Responsible Financial Officer of the Borrower demonstrating the average Liquidity during the three-month period ending immediately prior to an Interest Reference Date, calculated by reference to the Liquidity on the last Business Day of each week during such three-month period."

               "`Usage' means the average, during the relevant three-month period, of the aggregate amount of the Advances outstanding during such period."


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
           (b) Section 2.08(a) of the Credit Agreement is amended by replacing the words "the rate of 1/2 of 1% per annum on" in the ninth line thereof with the words "(x) a rate per annum equal to the Applicable Percentage in effect from time to time multiplied by (y)".

           SECTION 2. Authorization. The Lenders hereby authorize the Collateral Agent to enter into the Second Amendment to the Security Agreement (the "SECURITY AGREEMENT AMENDMENT").

           SECTION 3. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, (a) the Administrative Agent shall have received counterparts of (i) this Amendment executed by the Company and the Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment and (ii) the consent attached hereto executed by each Grantor, and (b) the Borrower shall have paid to the Administrative Agent, for distribution to the Lenders in accordance with their respective Pro Rata Shares, by wire transfer of immediately available funds, an amendment fee equal to the product of (a) the Revolving Credit Commitments of all Lenders, multiplied by (b) 0.10%. The effectiveness of this Amendment is conditioned upon the accuracy of the factual matters described herein. This Amendment is subject to the provisions of
Section 8.01 of the Credit Agreement.

           SECTION 4. Representations and Warranties of the Company. The Company represents and warrants that:

           (a) The representations and warranties contained in each Loan Document are correct in all material respects on and as of the date of this Amendment, as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to a specific date, in which case, as of such specific date.

           (b) No Default has occurred and is continuing on the date hereof.

           SECTION 5. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

           (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment and the Security Agreement Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment and the Security Agreement Amendment.

           (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

           SECTION 6. Costs and Expenses. The Company agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment, the Security Agreement Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

           SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

           SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       BUILDING MATERIALS CORPORATION OF AMERICA


                                        By  /s/ John M. Maitner
                                            ------------------------------------
                                            Name:  John M. Maitner
                                            Title: Vice President and Treasurer






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
                                     CITICORP USA, INC., as Administrative Agent


                                     By  /s/ Michael M. Schadt
                                         ---------------------------------------
                                         Name:  Michael M. Schadt
                                         Title: Vice President
                                                Asset Based Finance


                                     CITICORP USA, INC.


                                     By  /s/ Michael M. Schadt
                                         ---------------------------------------
                                         Name:   Michael M. Schadt
                                         Title:  Vice President
                                                 Asset Based Finance





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
                                        DEUTSCHE BANK TRUST COMPANY AMERICAS


                                        By  /s/ Mark E. Flank
                                            ------------------------------------
                                            Name:   Mark E. Flank
                                            Title:  Managing Director

                                        CONGRESS FINANCIAL CORPORATION




                                        By  /s/ David B. Hill
                                            ------------------------------------
                                            Name:   David B. Hill
                                            Title:  Assistant Vice President

                                        THE CIT GROUP/BUSINESS CREDIT, INC.,


                                        By  /s/ Peter L. Skavia
                                            ------------------------------------
                                            Name:   Peter L. Skavia
                                            Title:  Senior Vice President

                                        JPMORGAN CHASE BANK,



                                        By  /s/ John M. Hariaczyi
                                            ------------------------------------
                                            Name: John M. Hariaczyi
                                            Title:   Vice President

                                        GMAC COMMERCIAL FINANCE LLC


                                        By  /s/ Daniel J. Murray
                                            ------------------------------------
                                            Name:   Daniel J. Murray
                                            Title:  First Vice President

                                        FLEET CAPITAL CORPORATION



                                        By  /s/ Kristina Lee
                                            ------------------------------------
                                            Name:  Kristina Lee
                                            Title: Vice President

                                        NATIONAL CITY BUSINESS CREDIT, INC.
                                        [formerly NATIONAL CITY COMMERCIAL
                                        FINANCE, INC.]


                                        By  /s/ Jason Hanes
                                            ------------------------------------
                                            Name:   Jason Hanes
                                            Title:  Senior Associate

                                        WELLS FARGO FOOTHILL, INC.



                                        By  /s/ Juan Barrera
                                            ------------------------------------
                                            Name:  Juan Barrera
                                            Title: Vice President

                                        GENERAL ELECTRIC CAPITAL CORPORATION



                                        By  /s/ James DeSantes
                                            ------------------------------------
                                            Name:   James DeSantes
                                            Title:  Duly Authorized Signatory








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
                                     CONSENT

                                                         Dated as of May 7, 2004



           Each of the undersigned, as Guarantors under the Subsidiary Guaranty dated as of July 9, 2003 (the "GUARANTY") in favor of the Secured Parties (as defined in the Credit Agreement referred to in the foregoing Amendment), hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).



                                   BMCA INSULATION PRODUCTS INC.
                                   BUILDING MATERIALS INVESTMENT CORPORATION
                                   BUILDING MATERIALS MANUFACTURING CORPORATION
                                   DUCTWORK MANUFACTURING CORPORATION
                                   GAF LEATHERBACK CORP.
                                   GAF MATERIALS CORPORATION (CANADA)
                                   GAF PREMIUM PRODUCTS INC.
                                   GAF REAL PROPERTIES, INC.
                                   GAFTECH CORPORATION
                                   LL BUILDING PRODUCTS INC.
                                   PEQUANNOCK VALLEY CLAIM SERVICE COMPANY, INC. SOUTH PONCA REALTY CORP.
                                   WIND GAP REAL PROPERTY ACQUISITION CORP.
                                   BMCA QUAKERTOWN INC.


                                   By:  /s/ John M. Maitner
                                        ----------------------------------------
                                        Name:   John M. Maitner
                                        Title:  Vice President and Treasurer





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